Verity U.S. Treasury Fund
Schedule of Investments (Unaudited)
December 31, 2023
	Principal Amount	Value
U.S. GOVERNMENT NOTES/BONDS — 94.78%
United States Treasury Notes/Bonds
2.38%, 02/29/2024	$2,700,000	$2,687,304
2.50%, 05/31/2024	3,550,000	3,510,410
1.25%, 08/31/2024	7,300,000	7,121,436
1.50%, 11/30/2024	14,300,000	13,870,497
1.38%, 01/31/2025	15,150,000	14,620,342
2.38%, 04/30/2026	14,500,000	13,938,125
2.75%, 07/31/2027	9,850,000	9,456,577
4.38%, 11/30/2030	5,050,000	5,194,004
Total U.S. Government Notes/Bonds (Cost $70,337,280)		70,398,695
	Shares
Money Market Fund — 4.36%
First American Treasury Obligations Fund, Class X, 5.28%(a)	3,240,958	3,240,958
Total Money Market Fund (Cost $3,240,958)		3,240,958

Total Investments (Cost $73,578,238) — 99.14%		73,639,653
Other Assets in Excess of Liabilities — 0.86%		638,266
Total Net Assets — 100.00%		$74,277,919

(a)	The rate quoted is the annualized seven-day effective yield as of December 31, 2023.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the "Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Verity Asset Management as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Assets
U.S. Government Notes/Bonds	$–	$70,398,695	$–	$70,398,695
Money Market Fund	3,240,958	–	–	3,240,958
	$3,240,958	$70,398,695	$–	$73,639,653
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For the period ended December 31, 2023, there were no transfers into or out of Level 3 securities.